Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERIKS (*****).

AMENDMENT to THE INVENTORY INTERMEDIATION AGREEMENT
THIS AMENDMENT to THE INVENTORY INTERMEDIATION AGREEMENT AGREEMENT (this “Amendment”), dated as of May 4, 2017, is made by and between (i) J. Aron & Company LLC, a New York limited liability company (“Aron”) located at 200 West Street, New York, New York 10282-2198, and (ii) PBF Holding Company LLC (“PBFH”), jointly and severally with its wholly-owned subsidiary, Paulsboro Refining Company LLC (“PRCLLC” and collectively with PBFH, “PRC”), both Delaware limited liability companies that have a place of business located at One Sylvan Way, 2nd Floor, Parsippany, NJ 07054-3887 (each of Aron and PRC are referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and PRC are parties to that certain Amended and Restated Inventory Intermediation Agreement dated as of May 29, 2015 (the “Agreement”) relating to the purchase by Aron from PRC (and thereafter the sale by Aron to PRC) of the refined products specified on Schedule A and B to the Agreement upon the terms and conditions set forth therein; and
Aron and PRC wish to amend the Agreement as hereinafter provided;
Accordingly, the Parties hereby agree as follows:
Article I.    Definitions; Interpretation
Section 1.01Terms Defined in the Agreement.
(a)Defined Terms. All capitalized terms used in this Amendment (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
(b)Interpretation. The rules of construction set forth in Sections 1.2, 1.3, 1.4 and 1.5 of the Agreement shall apply to this Amendment as if incorporated herein in full.
Article II.    Amendments to the Agreement
Section 2.01    Amendment. Upon the effectiveness of this Amendment as provided in Section 3.04 hereof:
(a)    Sections 2.1, 2.2, 2.3 and 2.4 are hereby amended and restated in their entirety to read as follows:

2.1
Initial Term. Subject to Section 2.8 below, this Agreement shall be effective as of the Restatement Effective Date The Parties acknowledge and agree that (i) the Original Agreement became effective on June 26, 2013, (ii) the Commencement Date occurred, (iii) the Inventory Volumes at the end of the Initial Term as defined in the Original Agreement will carry over to the effective time of this Agreement, (iv) all conditions precedent and all other provisions related to the inception of the Original Agreement even if repeated in this Agreement have previously been satisfied or waived, and (v) the Actual Setup Fee has been paid. This Agreement constitutes a continuation of the term of the Original Agreement under the amended and restated terms hereof, which term shall continue from the Restatement Effective Date until January 2, 2018 at 11:59:59 p.m. EPT (the “Initial Term”); provided, however, that this Agreement is subject to earlier termination as provided in Sections 2.3, 2.4 and 2.5.

2.2
Renewal Term. As of the expiration of the Initial Term, PRC and Aron may, by mutual agreement and no less than 120 days prior to the expiration of the Initial Term, renew this Agreement for an additional one and a half year term until July 1, 2019 at 11:59:59 p.m. EPT (or such longer term as may be agreed to by PRC and Aron) (the “Renewal Term”).

2.3	RESERVED.

2.4	RESERVED.
(b)    Sections 3.8.7 and 3.8.8 are hereby amended and restated in their entirety to read as follows:

3.8.7	RESERVED.

3.8.8	RESERVED.
(c)    Section 9.9 is hereby amended by inserting a new subsection 9.9.3 at the end thereof reading as follows:

9.9.3
PRC agrees that it will promptly notify Aron in writing of any Included Location that (i) PRC removes from service, for any reason and if removal from service is anticipated to be more than 30 days or (ii) subject to the last sentence of this section, has had no bulk movements of Products during any period of 60 consecutive days or has otherwise been designated or categorized as no longer being active or in use for at least 60 consecutive days and has de minimis inventory and further agrees, in either such case, if requested by Aron in writing within 5 Business Days after receipt of such notice, that the parties shall, pursuant to Section 28.2.3, promptly remove the relevant Tank or other storage location from Schedule B so that it shall cease to constitute an Included Location for purposes hereof. If Aron requests that any such Tank or other storage location cease to be an Included Location, such change in status shall become effective in accordance with the procedures specified in Section 28.2.3. If any Tank or other storage location has ceased to be an Included Location pursuant to this Section 9.9.3 and thereafter such Tank or other storage location is returned to service or reactivated and Aron determines, in its reasonable good faith judgment, that such Tank or other storage location is compliant with Aron’s Policies and Procedures, then Aron shall promptly cooperate with PRC to reestablish such tank as an Included Location pursuant to the procedures specified in Section 28.2.3. If notice is required for an Included Location under clause (ii) above, but PRC intends to continue to use and maintain such Included Location in accordance with Acceptable Industry Practices, PRC may state its intent in such in notice, in which case Aron shall consult with PRC regarding the status and intended use of such Included Location before deciding whether to request the removal of such Included Location pursuant to this section.

(d)    Section 15.1.2 is hereby amended and restated in its entirety to read as follows:

15.1.2
commercial general liability coverage which includes bodily injury, broad form property damage and contractual liability, cross suit liability, products and completed operations liability, and sudden and accidental pollution liability coverage in a minimum amount of $10,000,000 per occurrence and $10,000,000 in the aggregate;

(e)    Section 15.1.5 is hereby amended and restated in its entirety to read as follows:

15.1.5
umbrella/excess liability coverage providing coverage on a follow form basis with respect the coverage required under Sections 15.1.2, 15.1.3(ii) and 15.1.4 in a minimum amount of $425,000,000 per occurrence and in the aggregate; and

(f)    Section 18.5.1 is hereby amended and restated in its entirety to read as follows:

18.5.1
Notwithstanding any other provision of this Agreement, if the Performing Party terminates this Agreement pursuant to Section 18.3.3, the Performing Party shall have the right, immediately and for 60 days thereafter, to terminate any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document and, subject to Section 18.5.2, to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Performing Party, this Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all of the Aron Inventory (but in any event within 60 days thereafter); and provided further that such 60 day period shall be extended to the extent that the Performing Party is subject to or required to comply with the order of any court of competent jurisdiction that limits its ability to exercise such rights or remedies or if the exercise of such rights or remedies is impracticable due to circumstances beyond the Performing Party’s reasonable control (which, with the exercise of due diligence, such Party cannot avoid or overcome). The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of all actual, reasonable losses and costs that are incurred by the Performing Party (expressed as a positive number) or gains that are realized by the Performing Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement, each determined in a commercially reasonable manner. The determination of the Settlement Amount shall include (without duplication): (w) for any Specified Period designated by PRC or otherwise established pursuant to the provisions of Schedule F prior to the Early Termination Date that ends after such Early Termination Date, the net present values as of the Early Termination Date of the Inventory Intermediation Roll Fees that would have become due as of the end of such Specified Period absent the early termination (where the discount rate to be used in the net present value calculation shall be equal to LIBOR plus the Applicable Margin), (x) all Specified Unwind Costs (as determined with respect to all Corresponding Futures and aggregated into a net amount), (y) the actual, reasonable losses and costs (or gains) incurred or realized by the Performing Party to the extent it elects to dispose of any Product inventories maintained for purposes of this Agreement and (z) if such termination occurs prior to January 1, 2018 and Aron is the Performing Party, the net present value of the Early Termination Fee (as defined below) with the discount rate to be used in the net present value calculation equal to LIBOR plus the Applicable Margin. If the Settlement Amount is a positive number it shall be due to the Performing Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party. As used above, the “Early Termination Fee” equals the product of: (a) the amount calculated as the sum of, for each Product Group, the product of (i) the Actual Step-out Inventory Product Benchmark and (ii) the Maximum Inventory, (b) the Early Termination Margin and (c) a

fraction, the numerator of which is the number of days between the date of such early termination and January 1, 2018 and the denominator of which is 365.
(g)    Section 28.2 is hereby amended and restated in its entirety to read as follows:

28.2	Entire Agreement; Amendments.

28.2.1
This Agreement constitutes the entire agreement of the Parties regarding the matters contemplated herein or related thereto and no representations or warranties shall be implied or provisions added hereto in the absence of a written agreement to such effect between the Parties after the Effective Date; provided, however, that nothing in this Agreement shall limit, impair or contravene the Parties’ or their Affiliates’ rights as set forth in any Specified Transaction (whether entered into prior to, on or after the Effective Date) regarding the collection and determination of margin and collateral, the exporting or importing of events of default, termination events or the netting and setting off of amounts due.

28.2.2
Subject to Section 28.2.3, this Agreement may not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by an authorized representative of each Party and no representations or warranties shall be implied or terms added in the absence of a writing signed by both Parties. No promise, representation or inducement has been made by either Party that is not embodied in this Agreement, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

28.2.3. The parties may from time to time remove a Product from, add a Product to or modify a Product on Schedule A (each, a “Product Change”) or remove a Tank from Schedule B or add a removed Tank back to Schedule B (each, a “Tank Status Change”) in accordance with the following procedures:
(a) Each Product Change or Tank Status Change shall be evidenced by an exchange of emails between the parties which shall specifically reference (i) in the case of a Product Change, the Product being removed, added or modified, the effective date of such Product Change and, if such Product Change is known to be temporary, the date or expected date as of which such Product Change is to end and (ii) in the case of a Tank Status Change, the Tank, indicate the nature of the Tank Status Change (i.e., whether it is being removed from or added to Schedule B), the effective date of such Tank Status Change and, if such Tank Status Change is known to be temporary, the date or expected date as of which such Tank Status Change is expected to end (it being acknowledged that such expected date is merely for informational purposes). Either party may initiate this email exchange, but such email exchange shall only be effective to bind the parties once the second party has responded via email in a manner sufficient to confirm its agreement to the Product Change or Tank Status Change reflected in the initial email. Any matter other than a Product Change or Tank Status Change that is addressed or discussed in any such email communications shall not be binding on the parties.
(b) An exchange of emails complying with the terms of this Section 28.2.3 shall (notwithstanding anything to the contrary herein) constitute an amendment of Schedule A or B as applicable with respect to the relevant Product or Tank.

(c) Whenever, as a result of any Tank Status Change effected in accordance with the foregoing procedures, a Tank is (i) included on Schedule B, it shall constitute an Included Location for purposes of the Agreement or (ii) excluded from such Schedule B, it shall cease to constitute an Included Location for purposes of the Agreement, in each case as of the relevant effective date.
(h)    Schedules A, B, C, F, I, K and O attached to the Agreement are hereby amended and restated in the form of Schedules A, B, C, F, I, K and O attached hereto.
Article III.    Miscellaneous
Section 3.01    Agreement Otherwise Not Affected; Other Transaction Documents.
(a)    Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by a Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
(b)    PRC confirms that the other Transaction Documents continue to be in full force and effect, subject in the case of the Fee Letter to its amendment and restatement as contemplated by Section 3.04(b) below.
Section 3.02    No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 3.03    Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.
Section 3.04    Effectiveness; Binding Effect.
(a)    In connection with the execution, and as a condition to the effectiveness, of this Amendment, Aron and PBFH are entering into an amended and restated Fee Letter dated as of the date hereof, which shall constitute the “Fee Letter” under the Agreement.
(b)    This Amendment shall be binding upon, inure to the benefit of and be enforceable by PRC, Aron and their respective successors and assigns as of the date on which it has been executed by each of the Parties hereto.
Section 3.05    Governing Law; Disputes; Jurisdiction. Section 22 of the Agreement (Governing Law & Disputes) shall apply to this Amendment as if incorporated herein in full.
Section 3.06    Counterparts. This Amendment may be executed by the Parties in separate counterparts and all such counterparts shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.
Section 3.07    Entire Agreement; Amendments. The Agreement, as amended by and together with this Amendment, constitutes the entire agreement of the Parties regarding the matters contemplated herein and therein or related hereto and thereto and no representations or warranties shall be implied or provisions added hereto or thereto in the absence of a written agreement to such effect between the Parties. The Agreement, as amended by and together with this Amendment, may not be altered, amended, modified or otherwise changed in any respect except by a writing duly executed by an authorized representative of each Party and no representations or warranties shall be implied or terms added in the absence of a writing signed by both Parties. No promise, representation or inducement has been made by either Party that is not embodied in the Agreement, as amended by and together with this Amendment, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of the date first above written.
J. ARON & COMPANY LLC

By:     /s/ Simon Collier
Name:     Simon Collier
Title:    Attorney-in-fact

PAULSBORO REFINING COMPANY LLC

By:     /s/ Thomas O’Connor
Name:     Thomas O’Connor
Title:    Senior Vice President, Commercial

PBF HOLDING COMPANY LLC

By:     /s/ Thomas O’Connor
Name:     Thomas O’Connor
Title:    Senior Vice President, Commercial

SCHEDULE A
Products List
PBF Corporate Standard	Product Group
CGO	Distillate
Diesel-Strtrun	Distillate
Distillate Blendstk	Distillate
HCO	Distillate
JET A	Distillate
Jet A FTZ	Distillate
Kerosene	Distillate
Kerosene ULS	Distillate
Kerosene-Strtrun	Distillate
Kerosene-Strtrun Receipts	Distillate
LCO	Distillate
LCO Receipts	Distillate
LGO	Distillate
LGO Receipts	Distillate
No 2 HO	Distillate
No 2 HO 2000 UD	Distillate
No 2 LSD 500	Distillate
No 2 LSHO 500	Distillate
No 2 ULSD	Distillate
No 2 LSHO 500 UD	Distillate
No 2 ULSD 15	Distillate
No 2 ULSD 15 Exp	Distillate
No 2 ULSHO 15	Distillate
Untreated Dist Blendstk	Distillate
RBOB Reg	Gasoline
ALKYLATE	Gasoline
Alkylate Receipts	Gasoline
CBOB Prm	Gasoline
CBOB Prm 12.9#	Gasoline
CBOB Prm 13.5#	Gasoline
CBOB Prm 14.5#	Gasoline
CBOB Prm 15.0#	Gasoline
CBOB Prm 7.8#	Gasoline
CBOB Prm 9.0#	Gasoline
CBOB Reg	Gasoline
CBOB Reg 10.0#	Gasoline
CBOB Reg 12.9#	Gasoline
CBOB Reg 13.5#	Gasoline
CBOB Reg 14.5#	Gasoline
CBOB Reg 15.0#	Gasoline
CBOB Reg 7.8#	Gasoline
CBOB Reg 9.0#	Gasoline
Cnv Reg	Gasoline
Gasoline Blendstk	Gasoline
Gasoline Blendstk Receipts	Gasoline
Gasoline-Cat	Gasoline
Gasoline-Hvy Cat	Gasoline

Gasoline-Lt Cat	Gasoline
Gasoline-Lt Strtrun	Gasoline
Gasoline-Poly	Gasoline
Naphtha	Gasoline
Naphtha Shipments	Gasoline
Naphtha-Hvy Cat	Gasoline
Naphtha-Hvy Coker	Gasoline
Naphtha-Lt Cat	Gasoline
PBOB Prem	Gasoline
PBOB Prm	Gasoline
PBOB Prm 11.5#	Gasoline
PBOB Prm 13.5#	Gasoline
PBOB Prm 15.0#	Gasoline
PBOB Prm V1	Gasoline
PBOB Prm V2	Gasoline
Raffinate	Gasoline
RBOB Reg	Gasoline
RBOB Reg	Gasoline
RBOB Reg 11.5#	Gasoline
RBOB Reg 13.5#	Gasoline
RBOB Reg 15.0#	Gasoline
RBOB Reg V1	Gasoline
RBOB Reg V2	Gasoline
REFORMATE	Gasoline
Reformate Receipts	Gasoline
Reformate-Hvy	Gasoline
Reformate-Lt	Gasoline
Untreated Gasoline Blendstk	Gasoline
318 Furf Ext	Lube
339 Furf Ext	Lube
Lube Basestock	Lube
Lube Distillate	Lube
Lube Extract	Lube
Lube Raffinate	Lube
Lube Stocks	Lube
LUBEEXT-130	Lube
STK 318	Lube
STK 339	Lube
STK 345	Lube
STK 6154	Lube
STK 6154T	Lube
STK 6336	Lube
STK6051	Lube
STK6287	Lube
STK6329EXP	Lube
ValAro 100	Lube
ValAro 130A	Lube
ValAro 165NC	Lube
ValAro 220	Lube
ValAro 45	Lube

ValAro 500NC	Lube
ValAro 700NC	Lube
VP 100	Lube
VP 150BS	Lube
VP 165	Lube
VP 200	Lube
VP 230i	Lube
VP 250	Lube
VP 300	Lube
VP 300i	Lube
VP 325	Lube
VP 330i	Lube
VP 340i	Lube
VP 350	Lube
VP 350i	Lube
VP 400i	Lube
VP 500	Lube
VP 500i	Lube
VP 600i	Lube
VP 610	Lube
VP 700	Lube
VP 850M	Lube

SCHEDULE B
Tank List
Effective May 2017
Tank List	Typical Contents
T1886	Lube Distillate
T1887	Lube Distillate
T1891	Lube Distillate
T1892	Lube Distillate
T1898	Lube Base Oil - STK 6336
T1899	Lube Base Oil - STK 6336
T1912	Kerosene
T1941	Lube Distillate
T1942	Lube Distillate
T1943	Lube Distillate
T1945	ValAro 220
T1946	Lube Distillate
T1947	Lube Distillate
T1962	Lube Raffinate
T1963	Lube Raffinate
T1964	Lube Raffinate
T1965	Lube Raffinate
T2173	RBOB Unl Reg 13.5# RVP
T2807	Jet A
T2808	Jet A
T2869	CBOB Unl Reg 12.9# RVP
T2941	CBOB Unl Reg 14.5# RVP
T3	Lube Distillate
T3018	Reformate
T3174	RBOB Unl Reg 13.5# RVP
T368	Lube Raffinate
T398	Lube Distillate
T557	Kerosene
T558	Light Gas Oil
T593	Lube Base Oil - STK 6154
T595	Lube Raffinate
T634	ValAro 100
T635	ValAro 130A
T636	ValAro 45
T670	Lube Raffinate
T724	Reformate
T725	Alkylate
T756	ValAro 45
T802	Alkylate
T839	Lube Base Oil - STK 345
T840	Lube Base Oil - STK 345
T883	Lube Base Oil - STK 6154
T93	Lube Raffinate
T935	Lube Raffinate

T936	Lube Raffinate
T939	Lube Base Oil - STK 318
TS1	339 Furfural Lube Extraction
TS32	Jet A
TS33	Jet A
TS36	Jet A
TS37	Light Gas Oil
TS46	Light Gas Oil
TS49	Lube Base Oil - STK 318
TS50	Lube Base Oil - STK 318
TS54	Heavy Cycle Oil
TS57	Light Gas Oil
TS58	No 2 ULS (15 ppm) Diesel
TS59	No 2 ULS (15 ppm) Diesel
TS60	No 2 ULS (15 ppm) Diesel
TS62	No 2 ULS (15 ppm) Diesel
TS64	No 2 ULS (15 ppm) Diesel
TS80	Naphtha
TS81	Naphtha
TS82	Naphtha
T1021	Lube Base Oil - STK 339
T1022	Lube Base Oil - STK 339
T1023	Alkylate
T1024	Lube Base Oil - STK 339
T1025	Lube Base Oil - VP 850M
T1028	Light Gas Oil
T1063	RBOB Unl Reg 15.0# RVP
T1064	CBOB Unl Reg 14.5# RVP
T1065	RBOB Unl Reg 13.5# RVP
T1066	RBOB Unl Reg 13.5# RVP
T1115	Cat Gasoline
T1116	Light Straight Run Gasoline
T1131	Lube Base Oil - STK 6336
T1425	Lube Base Oil - STK 6336
T1427	Lube Base Oil - STK 6336
T1428	Lube Base Oil - STK 6336
T1537	Lube Base Oil - VP 850M
Logical Tank 1	RBOB Unl Reg
Logical Tank 2	PBOB Unl Prem

SCHEDULE C
Product Benchmarks

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SCHEDULE F
Roll Procedures

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SCHEDULE I
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SCHEDULE K

Notices

If to the Company, to:

PBF Holding Company LLC
1 Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(973) 455-7500

General Notices

Thomas L. O’Connor	Trecia M. Canty
Senior Vice President	Senior Vice President, General Counsel
(973) 455-7545	(973) 455-7500
Thomas.O’Connor@pbfenergy.com	Trecia.Canty@pbfenergy.com

John Luke
Treasurer
(973) 455-7518
John.Luke@pbfenergy.com

Supply and Trading

Richard Miller	Joe Costello
Director - Risk Management	Manager - Futures
(973) 455-7542	(973) 455-7552
Richard.Miller@pbfenergy.com	Joe.Costello@pbfenergy.com

Inventory Accounting

Michael Spagnolo
Director - Commercial Accounting
(973) 254-4517
Michael.Spagnolo@pbfenergy.com

Billing

David Quackenbush	Karen Wisniewski
Director - Billing & Inventory	Supervisor Billing
(973) 455-8952	(973) 254-4488
David.Quackenbush@pbfenergy.com	Karen.Wisniewski@pbfenergy.com

Payments

Danielle Washington	Carol Morrison
Treasury Analyst	Treasury Analyst
(973) 455-7558	(973) 455-7536
Danielle.Washington@pbfenergy.com	Carol.Morrison@pbfenergy.com

If to Aron, to:

Trading and Sales:

Simon Collier	Chrissy Benson
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
(212) 357 4304	(212) 902 0776
Simon.Collier@gs.com	Christine.Benson@gs.com

Jennifer Rowland	Sara Lachapelle
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
(212) 357 4239	(212) 357 4304
Jennifer.Rowland@gs.com	Sara.Lachapelle@gs.com

Adam Hammer	Harsh Rajamani
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
(212) 357 4304	(212) 357 2674
Adam.Hammer@gs.com	Harsh.Rajamani@gs.com

Jeff Fernandez
200 West Street
New York N.Y. 10282
(212) 343 1535
Jeffrey.Fernandez@gs.com

Scheduling/Logistics:

Reid Fontenot	Rajiv Powani
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
Direct: (212) 902 4037	Direct: (212) 343 3802
Hotline: (212) 902 7349	Hotline: (212) 902 7349

Fax: (212) 493 9847	Fax: (212) 493 9847
ficc-jaron-oilops@ny.emailgs.com	ficc-jaron-oilops@ny.emailgs.com

Kristen O'Neill
200 West Street
New York N.Y. 10282
Direct: (212) 357 3642
Hotline: (212) 902 7349
Fax: (212) 493 9847
ficc-jaron-oilops@ny.emailgs.com

Confirmations:

Primary:	Alternate:
Chris Chapman	Jessica Lai
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
Tel: (917) 343 6193	Tel: (212) 357 0392
Fax: (212) 493 9846	Fax: (212) 493 9846
gs-commodny-phys@ny.email.gs.com	gs-commodny-phys@ny.email.gs.com

Payments/Invoicing/Statements:

Primary:	Alternate:
Joo Hyung Chae	Eric Hudson
200 West Street	200 West Street
New York N.Y. 10282	New York N.Y. 10282
Tel: (212) 902 5916	Tel: (917) 343 8327
Fax: (646) 835 8748	ficc-struct-sett@ny.email.gs.com
ficc-struct-sett@ny.email.gs.com

Structured Deal Integration:

Lindsay McInally
200 West Street
New York N.Y. 10282
Tel: (212) 902 0506
Lindsay.McInally@gs.com

General Notices:

John Thomas

200 West Street
New York N.Y. 10282
Tel: (212) 902 1806
Fax: (212) 855 0667
John.Thomas@gs.com

SCHEDULE O
Reference Contract Conversion Procedures
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